Subsequent Events	12 Months Ended
Mar. 31, 2020
Subsequent Events [Abstract]
Subsequent Events

Note 12 — Subsequent Events

The Company has evaluated subsequent events through June 29, 2020, the date these combined and consolidated financial statements were available to be issued.

In April 2020, the Company completed an underwritten public offering of 9,613,365 shares of its common stock (including 1,034,483 shares of common stock purchased by RSL and the full exercise of the underwriters’ option to purchase 1,253,917 additional shares of common stock) at a price to the public of $14.50 per share, for net proceeds to the Company of approximately $131.0 million, after deducting underwriting discounts and commissions and estimated offering expenses.

In April 2020, the Company received $2.9 million of the Swiss value-added tax receivable that is included in the combined and consolidated balance sheet as of March 31, 2020. In May 2020, the proceeds were used to repay the July Promissory Note which is payable to RSL in the amount of $2.9 million.

On May 12, 2020, the Company achieved the first milestone earnout under the Share Exchange Agreement and, as a result, 10,000,000 shares of the Company’s common stock were issued to former stockholders of ISL, (including 8,773,969 shares of common stock issued to RSL) pursuant to thereto. In addition, upon the satisfaction of this condition and pursuant to the Sponsor Restricted Stock Agreement, 900,000 shares of the Sponsor Restricted Shares vested and are no longer subject to forfeiture.

On May 14, 2020, the Company’s 11,500,000 outstanding warrants became exercisable for an aggregate of 5,750,000 shares of the Company’s common stock at a price of $11.50 per share. From May 14, 2020 through June 15, 2020, an aggregate of 11,438,290 outstanding warrants were exercised for an aggregate of 5,719,145 shares of the Company’s common stock at a price of $11.50 per share, for net proceeds of approximately $65.8 million.

In June 2020, the Company entered into two sublease agreements with RSI for the two floors of the building the Company currently occupies as its headquarters in New York. The subleases will expire on February 27, 2024 and April 29, 2024, respectively, and have scheduled rent increases each year. The future operating lease payments under both sublease agreements is $4.3 million over a lease period of approximately four years.